Exhibit 10.27
RESTRICTED STOCK PURCHASE AGREEMENT
     This Agreement is made and entered into as of April 25, 2005 (the “Effective Date”) by and among Sorrent, Inc. (the “Company”), a California corporation, Granite Global Ventures II L.P. and GGV II Entrepreneurs Fund L.P. (individually, the “Purchaser” and collectively, the “Purchasers”).
     1. PURCHASE OF SHARES . On the Effective Date and subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, hereby purchases from the Company, and the Company hereby sells to each Purchaser, the number of shares specified opposite the name of such Purchaser in the column designated “Number of Shares” on the schedule of purchasers attached hereto as Exhibit A (the “Schedule of Purchasers”) at the aggregate purchase price specified opposite the name of such Purchaser in the column designated “Purchase Price” on the Schedule of Purchasers (for each such Purchaser, the “Purchase Price”) or $1.00 per share. As used in this Agreement, the term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (a) in substitution of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction. The Company’s agreement with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.
     2. PAYMENT OF PURCHASE PRICE; CLOSING.
          2.1 Deliveries by Purchasers. Each Purchaser hereby delivers to the Company: (a) a duly executed copy of this Agreement, and (b) payment of the Purchase Price.
          2.2 Deliveries by the Company. Upon its receipt of the Purchase Price from each Purchaser and all the documents to be executed and delivered by each Purchaser to the Company under Section 2.1, the Company will issue to each Purchaser a duly executed stock certificate evidencing the number of Shares set forth opposite the name of such Purchaser in the column designated “Number of Shares” on the Schedule of Purchasers, registered in such Purchaser’s name.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchasers that the representations and warranties of the Company set forth in Section 3 of that certain Series D Preferred Stock Purchase Agreement of even date herewith, by and among the Company, the Purchasers and certain other investors, are true and correct as set forth therein (except as set forth on Exhibit F attached thereto) and that, as of the date hereof:
          3.1 Corporate Power. The Company has the corporate power and authority to enter into and perform this Agreement, to sell and issue the Shares hereunder, and to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.
          3.2 Due Authorization. All corporate action on the part of the Company’s directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement have been taken or will be taken prior to the Closing, and this Agreement will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) the effect of rules of law governing the availability of specific performance, injunctive relief, or other equitable remedies.
          3.3 Valid Issuance of Securities.
          (a) The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, respectively, for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and under this Agreement.
          (b) Based in part on the representations made by the Purchasers in Section 4 hereof, the offer and sale of the Shares in accordance with this Agreement, respectively, and the issuance of the Conversion Stock issuable upon conversion of the Shares, are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws.
     4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser hereby severally represents and warrants to the Company as follows.
          4.1 Investment Intent; Blue Sky. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the issuance of the Shares have not been, and will not be, registered under the Securities Act of 1933 by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser’s address set forth on the Schedule of Purchasers represents the Purchaser’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable “blue sky” laws.
          4.2 Rule 144. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act (“Rule 144”) which permit the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for such shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “brokers transaction” or in a transaction directly with a “market maker,” and the number of shares being sold during any three (3) month period not exceeding limitations specified in Rule 144.

          4.3 No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.
          4.4 Restrictions on Transfer, Restrictive Legends. The Purchaser understands that the transfer of the Shares is restricted by applicable state and federal securities laws and by provisions of the Investors’ Rights Agreement of even date herewith by and among the Company, Purchaser and certain other investors (“Investors’ Rights Agreement”) and that the certificates representing the Shares will be imprinted with legends substantially in the form set forth in the Investors’ Rights Agreement.
          4.5 Access to Information. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to review the Company’s financial statements. The Purchaser has also had an opportunity to ask questions of officers of the Company, which questions, if asked, were answered to the Purchaser’s satisfaction. The foregoing, however, does not limit or modify the representation and warranty of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.
          4.6 Investment Experience. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser (a) has experience as an investor in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself or himself, can bear the economic risk of the Purchaser’s investment in the Shares and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment, and/or (b) has a pre-existing personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Purchaser to be aware of the character, business acumen and financial circumstances of such persons.
          4.7 Authorization. The Purchaser has the full power and authority to execute, deliver and perform this Agreement and the Investors’ Rights Agreement and to purchase and pay for the Shares. This Agreement and the Investors’ Rights Agreement, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting the enforcement of creditors’ rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies and limitations of public policy as applied to Section 5.7 of the Investors’ Rights Agreement.
          4.8 Purchaser Counsel. The Purchaser acknowledges that such Purchaser has had the opportunity to review this Agreement and the Investors’ Rights Agreement, the exhibits and the schedules attached hereto and thereto, and the transactions contemplated by this Agreement, with its own legal counsel.
          4.9 Limited Operating History. The Purchaser acknowledges that the Company is a new business with a limited operating history.

          4.10 Accredited Investor. The Purchaser is an “accredited investor” as defined by Rule 501(a) of Regulation D under the Securities Act.
          4.11 Compliance with California Securities Laws. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.
     5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          5.1 Legends. Each Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company’s Articles of Incorporation or Bylaws, any other agreement between such Purchaser and the Company or any agreement between such Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
          5.2 Stop-Transfer Instructions. Each Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          5.3 Refusal to Transfer. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.
     6. MARKET STANDOFF AGREEMENT. Each Purchaser and each transferee hereby agrees that, in connection with the initial public offering of any securities of the Company under the Securities Act for the account of the Company, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”), such Purchaser or transferee shall not lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase or grant any option or warrant to purchase or otherwise transfer any securities of the Company during the period specified by the Company’s Board of Directors at the request of the Managing Underwriter (the “Market Standoff Period”), with such period not to exceed one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act for the initial public offering of its securities; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     7. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and each Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
     8. GENERAL PROVISIONS.
          8.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          8.2 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.
          8.3 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:
          (a) if to a Purchaser, to the address or fax number listed after such Purchaser’s name on the signature page hereto or at such other address as such Purchaser shall have furnished to the Company, with a copy to:

Pillsbury Winthrop Shaw Pittman LLP
2475 Hanover Street
Palo Alto, California 94304-1114
Attn: Allison Leopold Tilley, Esq.
Fax: (650) 233-4545
          (b) if to the Company, to the address or fax number listed after the Company’s name on the signature page hereto or at such other address as the Company shall have furnished to the Purchasers, with a copy to:
Fenwick & West LLP
Silicon Valley Center
801 California St.
Mountain View, California 94041
Attn: Mark Stevens, Esq.
Fax: (650) 938-5200
          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally or by messenger, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for deposit of United States mail, addressed and mailed as aforesaid.
          8.4 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
          8.5 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
          8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
          8.7 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

          8.8 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.
          8.9 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.
          9. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.
[Signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Restricted Stock Purchase Agreement to be executed by its duly authorized representative and each Purchaser has executed this Agreement as of the Effective Date.

SORRENT, INC.

By:	/s/ L. Gregory Ballard

L. Gregory Ballard,
Its:	President and Chief Executive Officer

Address:	Sorrent, Inc.
1810 Gateway Drive, Suite 200
San Mateo, CA 94404
Attn: President
Fax: (650) 571-5698
[SIGNATURE PAGE TO THE RESTRICTED STOCK PURCHASE AGREEMENT]

PURCHASERS:

GRANITE GLOBAL VENTURES II L.P.

By:	Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada

Name:	Hany Nada

Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151

GGV II ENTREPRENEURS FUND L.P.

By: Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada

Name:	Hany Nada

Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151
[SIGNATURE PAGE TO THE RESTRICTED STOCK PURCHASE AGREEMENT]